Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John P. Wilmers, Chief Executive Officer of Ballantyne of Omaha, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Ballantyne of Omaha, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Ballantyne of Omaha, Inc.

May 15, 2003

/s/ John P. Wilmers
John P. Wilmers
Chief Executive Officer

I, Brad J. French, Chief Financial Officer of Ballantyne of Omaha, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that Ballantyne of Omaha, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Ballantyne of Omaha, Inc.

May 15, 2003

/s/ Brad J. French
Brad J. French
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Ballantyne of Omaha, Inc. and will be retained by Ballantyne of Omaha, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.